Semiannual Report


                                  NEW AMERICA
                                  GROWTH
                                  FUND

                                 -------------
                                 JUNE 30, 1998
                                 -------------


T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------

New America Growth Fund

 .    Stocks surged in the first half as investors were buoyed by extremely favorable economic conditions and shrugged off Asia's financial collapse.

 .    Following recent patterns, large-cap stocks led while small- and mid-cap stocks lagged significantly.

 .    The fund performed well, keeping pace with the S&P 500 and exceeding its
     Lipper peer group average for the six months; for the 12 months, it surpassed both measures.

 .    All three major sectors of the portfolio contributed to the strong returns--consumer services, financial services, and business services.

 .    We believe the fund's outlook is favorable, as our noncyclical service businesses should be less affected than other types of companies by the Asian situation and any slowdown in U.S. growth.

Fellow Shareholders

Financial market conditions remained extremely favorable in the first half of 1998. Continued strong domestic economic growth, low inflation, and declining long-term interest rates sent both the stock and bond markets to new highs. Investors shrugged off both the growing problems in Asia and record high stock valuations. The Standard & Poor's 500 Stock Index rose 17.71% in the six months, all the more impressive after 1997's strong 33.36% advance. Following the pattern of recent years, large-capitalization blue chips continued to lead the market while small- and mid-cap issues lagged significantly.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/98                                  6 Months       12 Months
--------------------------------------------------------------------------------
New America Growth Fund                                  17.27%          30.82%
 ................................................................................
S&P 500                                                  17.71           30.16
 ................................................................................
Lipper Growth Funds Average                              15.10           25.38
 ................................................................................

Against this backdrop of narrow market leadership, we are pleased to report that the New America Growth Fund kept pace with the unmanaged S&P 500, rising 17.27% for the six months and 30.82% for the 12-month period. The fund comfortably outperformed the average growth fund in the Lipper universe for both periods. New America's focus on high-growth, domestic service-based companies helped it avoid being hurt by fallout from the economic crisis in Asia.

Market Environment

Investors continued to benefit from a nearly perfect economic and financial climate. The U.S. economy is on its way to a record eighth consecutive year of expansion, with growth in the first half of 1998 at or above the level forecast by most economists. Corporate profits also remained surprisingly strong for this late stage of the economic cycle, although signs of a slowdown are appearing. Inflation remained low despite the robust economy and strong labor markets. A surging dollar has forced U.S. companies to maintain stable product prices in order to remain competitive and has kept labor costs in check. Interest rates declined modestly this year as well, despite the strong economy, as foreigners sought dollar-denominated securities in response to the turmoil in Asia. In addition, investors cheered the improved fiscal health of the U.S.; estimates of the expected federal budget surplus, the first since 1969, increased as the year unfolded.

 . . . INVESTORS HAVE BEEN SEEKING COMPANIES WHOSE GROWTH PROSPECTS ARE RELATIVELY IMMUNE TO FOREIGN ECONOMIC CONDITIONS.

The political environment in Washington remained favorable for investors. The economy has swelled federal coffers, and antibusiness sentiment in Washington is extremely low. Last year, Congress passed a bill cutting the capital gains tax rate for the first time since 1981. Stock market supply and demand forces also remained positive, with equity mutual fund inflows continuing at record levels. Strong corporate earnings and high stock prices led to a record number of mergers and a high level of stock repurchase activity. All in all, stock market conditions were extraordinarily favorable.

The major uncertainty facing the market is whether the economic crisis in Asia will seriously affect U.S. companies and overall domestic growth. An increasing number of U.S. multinationals and major exporters to Asia have begun to be hurt. Fortunately, our economy does not rely heavily on Asian demand, and, in the short run, declining Asian currencies have forced U.S. companies to keep prices down. At this point, we believe the U.S. economy will be able to weather the problems in Asia without being significantly affected. The risk of a worsening of the Asian crisis, however, will remain a wild card for the U.S. market in the near term.

Strength in the major market indices masked the increasing underperformance of all but a small number of large blue chips. Small- and mid-cap issues lagged by wider and wider margins. In the first half, the 10 largest companies in the S&P 500 rose 25% on average while the 200 smallest rose just 6.5%. Valuation levels of the large-cap market leaders have soared, creating a two-tier market increasingly reminiscent of the "Nifty Fifty" growth stock market of the early 1970s. On a relative basis, small- and mid-cap stocks are now as cheap as at the market's lows in 1990.

Growth stocks performed well through June, surpassing the value sector. These stocks tend to do well when investors fear that a slowing economy will reduce the growth rate of corporate profits. With many cyclical companies hurt by Asia, investors have been seeking companies whose growth prospects are relatively immune to foreign economic conditions. This trend has increased investor interest in the types of businesses New America Growth Fund focuses on -- domestic, noncyclical, service-based companies.

Portfolio Review

All three major sectors of the portfolio contributed to the fund's strong first half performance -- financial services, consumer services, and business services. Media and communications companies were the best performers for the period. We boosted holdings in this area over the past year, and they now represent approximately 18% of assets. Our top three performers so far this year all were in the media and communications area: Outdoor Systems, a leading consolidator of the outdoor advertising market; AirTouch Communications, a top domestic and international cellular telephone service provider; and Telecom Liberty Media, the largest owner of cable TV networks. Other top performers include mutual fund provider Franklin Resources, cruise ship operator Carnival, and office supplies marketer Viking Office Products.

Energy service stocks were among the fund's few decliners in the first half as investors worried that falling oil prices and oversupply might lead to lower future drilling activity. However, the drop in Smith International and Schlumberger was partially offset by takeover offers for our other two energy service holdings, Camco International and Western Atlas. Our health care services stocks including PhyCor and Concentra Managed Care also fell, as investors became increasingly concerned about the profit outlook for managed care companies.

Our largest decliner was Cendant, which fell nearly 40% in the first half. Cendant was formed in December 1997 by the merger of CUC International and HFS, both longtime fund holdings and major contributors to performance over the last five years. In April, the company disclosed potential accounting irregularities at its former CUC International unit, triggering a 45% drop in its stock the day of the announcement. We had trimmed our Cendant holding somewhat before the downturn and more in its aftermath. The stock declined further in July when the company announced that last year's earnings

-----------------------
Sector Diversification
--------------------------------------------------------------------------------

                                   6/30/97       12/31/97        6/30/98
--------------------------------------------------------------------------------
Financial Services                   19.5%          18.6%          16.0%
 ................................................................................
Consumer Services                    33.2           43.0           46.4
 ................................................................................
Business Services                    40.0           32.9           33.4
 ................................................................................
Reserves                              7.3            5.5            4.2
--------------------------------------------------------------------------------
Total                               100.0%         100.0%         100.0%


overstatement was greater than initially thought. The company remains profitable and generates substantial free cash flow. Its decline is overdone, in our opinion, and we continue to hold Cendant shares.

Changes in sector weightings in the last six months were relatively modest. As noted, we continued to boost our media and communications holdings in the consumer services sector with the addition of Jacor Communications and Chancellor Media, both large owners of radio stations. Western Wireless, a growing cellular telephone service provider, was also added. We restructured our financial service holdings in the first half, reducing our insurance positions and adding several new names, including BANC ONE, Morgan Stanley Dean Witter Discover, Travelers Group, and Associates First Capital.

Outlook

The U.S. economy remains healthy, with inflation and interest rate levels supportive of continued strong financial markets. Corporate profit gains also remain vibrant, but the rate of growth is slowing because of the maturing economy, fallout from the strong U.S. dollar, and the effects of Asia's difficulties. Stock market valuation levels are high by any measure but are particularly extended for the short list of market-leading blue chips. Valuation levels for most stocks are more reasonable, however, and can be justified as long as interest rates and inflation remain low.

We believe the outlook for the New America Growth Fund is favorable. Our portfolio of noncyclical domestic service businesses has minimal exposure to the problems in Asia or to the effects of a continued strong U.S. dollar. Should domestic economic growth taper off, our holdings in such areas as financial services, media and entertainment, communications, and business services should be less affected than stocks in other sectors. Our portfolio's valuation level has not moved up as much as the overall market and remains reasonable if our forecast of close to 20% earnings growth for portfolio companies proves accurate. We anticipate attractive long-term returns for the fund.


Respectfully submitted,




John H. Laporte
President and Chairman of the Investment Advisory Committee




Brian W.H. Berghuis
Executive Vice President


July 23, 1998

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


      TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                    6/30/98
--------------------------------------------------------------------------------
USA Waste Services                                                    2.7%
 ................................................................................
AirTouch Communications                                               2.6
 ................................................................................
Franklin Resources                                                    2.6
 ................................................................................
Outdoor Systems                                                       2.1
 ................................................................................
Viking Office Products                                                2.0
--------------------------------------------------------------------------------
Service Corp. International                                           2.0
 ................................................................................
Cardinal Health                                                       2.0
 ................................................................................
General Nutrition                                                     1.9
 ................................................................................
Carnival                                                              1.9
 ................................................................................
Comcast                                                               1.9
--------------------------------------------------------------------------------
Telecom Liberty Media                                                 1.8
 ................................................................................
Freddie Mac                                                           1.8
 ................................................................................
Interim Services                                                      1.8
 ................................................................................
Metamor Worldwide                                                     1.8
 ................................................................................
Cendant                                                               1.8
--------------------------------------------------------------------------------
The CIT Group                                                         1.8
 ................................................................................
WorldCom                                                              1.7
 ................................................................................
AutoZone                                                              1.7
 ................................................................................
Costco Companies                                                      1.7
 ................................................................................
Home Depot                                                            1.6
--------------------------------------------------------------------------------
Circuit City Stores                                                   1.6
 ................................................................................
Outback Steakhouse                                                    1.6
 ................................................................................
Quorum Health Group                                                   1.6
 ................................................................................
Galileo International                                                 1.6
 ................................................................................
First Data                                                            1.6
--------------------------------------------------------------------------------
Total                                                                47.2%

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


  6 Months Ended 6/30/98

  Ten Best Contributors                     Ten Worst Contributor
--------------------------------------------------------------------------------
  Outdoor Systems                43(cent)   Cendant                   - 94(cent)
 ................................................................................
  AirTouch Communications        41         Smith International         23
 ................................................................................
  Telecom Liberty Media          39         PhyCor                      22
 ................................................................................
  Franklin Resources             35         Avis Rent A Car *           10
 ................................................................................
  Carnival                       33         Ikon Office Solutions **     9
 ................................................................................
  Galileo International          32         Concentra Managed Care *     9
 ................................................................................
  Viking Office Products         32         UNUM **                      9
 ................................................................................
  USAWaste Services              30         MGIC Investment              6
 ................................................................................
  WorldCom                       29         General Nutrition            6
 ................................................................................
  Fairfax Financial              29         Schlumberger                 6
--------------------------------------------------------------------------------
  Total                         343(cent)   Total                      194(cent)


  12 Months Ended 6/30/98

  Ten Best Contributors                     Ten Worst Contributors
--------------------------------------------------------------------------------
  AirTouch Communications        73(cent)   Vencor **                 - 36(cent)
 ................................................................................
  Outdoor Systems                67         PhyCor                      31
 ................................................................................
  Comcast                        65         First Data                  28
 ................................................................................
  Franklin Resources             62         Smith International         21
 ................................................................................
  Carnival                       54         Cendant                     15
 ................................................................................
  Costco Companies               49         Green Tree Financial **     12
 ................................................................................
  Cardinal Health                47         Extended Stay America       12
 ................................................................................
  Telecom Liberty Media *        43         Money Store **              11
 ................................................................................
  Home Depot                     42         Avis Rent A Car *           10
 ................................................................................
  ACE Limited                    38         Cole National               10
--------------------------------------------------------------------------------
  Total                         540(cent)   Total                    - 186(cent)


    *  Position added
   **  Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

  This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                  Index#1        Index#2        Fund-Line
 6/88              10,000         10,000          10,000
 6/89              12,055         11,728          12,580
 6/90              14,042         13,541          14,281
 6/91              15,081         14,385          15,166
 6/92              17,104         16,309          17,441
 6/93              19,435         19,090          22,062
 6/94              19,707         19,356          22,534
 6/95              24,846         23,835          27,720
 6/96              31,306         29,065          38,284
 6/97              42,170         36,553          43,547
 6/98              54,889         46,050          59,969

-------------------------------------
 AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended 6/30/98                       1 Year  3 Years 5 Years  10 Years
--------------------------------------------------------------------------------
  New America Growth Fund                     30.82%  27.14%  20.89%   19.00%
 ................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

  T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                        6 MONTHS       YEAR
                          ENDED       ENDED
                         6/30/98    12/31/97   12/31/96    12/31/95   12/31/94   12/31/93
NET ASSET VALUE
Beginning of period     $  44.19   $  38.37   $  34.91    $  25.42   $  28.04   $  24.86
 .........................................................................................
Investment activities
  Net investment income    (0.12)     (0.13)     (0.13)      (0.12)     (0.07)     (0.08)
 ..........................................................................................
  Net realized and
   unrealized gain (loss)   7.75       8.15       7.08       11.36      (2.02)      4.39
 ..........................................................................................
  Total from
   investment activities    7.63       8.02       6.95       11.24      (2.09)      4.31
 ..........................................................................................
Distributions
  Net realized gain            -      (2.20)     (3.49)      (1.75)     (0.53)     (1.13)
 ..........................................................................................
NET ASSET VALUE
End of period           $  51.82   $  44.19   $  38.37    $  34.91   $  25.42   $  28.04
------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
Total return->             17.27%     21.10%     20.01%      44.31%     (7.43)%    17.44%
 ..........................................................................................
  Ratio of expenses to
  average net assets        0.95%a     0.96%      1.01%       1.07%      1.14%      1.23%
 ..........................................................................................
  Ratio of net investment
  income to average
  net assets              (0.49)%a   (0.34)%    (0.39)%     (0.46)%    (0.27)%    (0.39)%
 ..........................................................................................
  Portfolio turnover rate  23.3%      43.2%      36.7%       56.2%      31.0%      43.7%
 ..........................................................................................
  Net assets, end of period
  (in millions)        $  2,110   $  1,758   $  1,440    $  1,028   $    646   $    619
 ..........................................................................................


->Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
a  Annualized.


The accompanying notes are an integral part of these financial statements.

  T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
  Unaudited                                                        June 30, 1998

-------------------------
  STATEMENT OF NET ASSETS                          Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 95.8%

FINANCIAL SERVICES 15.8%

Bank and Trust 2.3%

BANC ONE                                                 363,000        $ 20,260
 ................................................................................
Norwest                                                  800,000          29,900
 ................................................................................
                                                                          50,160
                                                                          ......
Insurance 3.0%

ACE Limited                                              525,000          20,475
 ................................................................................
Fairfax Financial (CAD) *                                 68,800          26,837
 ................................................................................
MGIC Investment                                          275,000          15,692
 ................................................................................
                                                                          63,004
                                                                          ......
Investment Services 4.5%

Franklin Resources                                     1,000,000          54,000
 ................................................................................
Morgan Stanley Dean Witter Discover                      225,000          20,559
 ................................................................................
Travelers Group                                          330,000          20,006
 ................................................................................
                                                                          94,565
                                                                          ......
Other Financial Services 6.0%

Associates First Capital (Class A)                       335,000          25,753
 ................................................................................
The CIT Group (Class A)                                1,000,000          37,500
 ................................................................................
Fannie Mae                                               400,000          24,300
 ................................................................................
Freddie Mac                                              825,000          38,827
 ................................................................................
                                                                         126,380
                                                                         .......
Total Financial Services                                                 334,109
                                                                         .......

CONSUMER SERVICES 46.4%

Retailing/General Merchandisers 5.8%

Costco Companies *                                       565,000          35,648
 ................................................................................
Fred Meyer *                                             700,000          29,750
 ................................................................................
Kohl's *                                                 450,000          23,344
 ................................................................................
Safeway *                                                800,000          32,550
 ................................................................................
                                                                         121,292
                                                                         .......

Retailing/Specialty Merchandisers 9.2%

AutoZone *                                             1,125,000          35,929
 ................................................................................
Circuit City Stores                                      735,000          34,453
 ................................................................................
Cole National (Class A) * a                              775,000          31,000
 ................................................................................
General Nutrition *                                    1,300,000          40,544
 ................................................................................

  T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


                                                     Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands


Home Depot                                              415,000        $  34,471
 ................................................................................
Republic Industries *                                   513,000           12,825
 ................................................................................
Republic Industries * c                                 224,000            5,600
 ................................................................................
                                                                         194,822
                                                                        ........

Entertainment and Leisure 6.5%

Carnival (Class A)                                    1,000,000           39,625
 ................................................................................
Disney                                                  265,000           27,842
 ................................................................................
Extended Stay America *                                 630,000            7,087
 ................................................................................
Extended Stay America * c                               670,000            7,537
 ................................................................................
Hilton                                                  700,000           19,950
 ................................................................................
Mirage Resorts *                                        325,000            6,927
 ................................................................................
Premier Parks *                                         424,000           28,249
 ................................................................................
                                                                         137,217
                                                                        ........

Media/Communication Services 18.5%

AirTouch Communications *                               950,000           55,516
 ................................................................................
Chancellor Media *                                      557,300           27,673
 ................................................................................
Comcast (Class A Special)                               975,000           39,579
 ................................................................................
Jacor Communications *                                  500,000           29,531
 ................................................................................
MCI                                                     365,000           21,204
 ................................................................................
Outdoor Systems *                                     1,575,000           44,100
 ................................................................................
Paging Network *                                      1,700,000           23,747
 ................................................................................
Sinclair Broadcast Group (Class A)                      950,000           27,253
 ................................................................................
Telecom Liberty Media (Series A) *                    1,000,000           38,844
 ................................................................................
Tribune                                                 350,000           24,084
 ................................................................................
Western Wireless *                                    1,125,000           22,395
 ................................................................................
WorldCom *                                              750,000           36,258
 ................................................................................
                                                                         390,184
                                                                         .......

Restaurants/Food Distribution 1.6%

Outback Steakhouse *                                    875,000           34,098
 ................................................................................
                                                                          34,098
                                                                         .......

Personal Services 4.8%

Avis Rent A Car *                                       825,000           20,419
 ................................................................................
Cendant *                                             1,800,000           37,575
 ................................................................................
Service Corp. International                           1,000,000           42,875
 ................................................................................
                                                                         100,869
                                                                         .......
Total Consumer Services                                                  978,482
                                                                         .......

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------



                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands


BUSINESS SERVICES 32.7%

Health Care Services 5.0%

Concentra Managed Care *                                1,050,000        $27,267
 ................................................................................
PhyCor *                                                1,000,000         16,531
 ................................................................................
Quorum Health Group *                                   1,275,000         33,748
 ................................................................................
Total Renal Care Holdings *                               800,000         27,600
 ................................................................................
                                                                         105,146
                                                                     ...........

Distribution Services 3.1%

Cardinal Health                                           450,000         42,187
 ................................................................................
Corporate Express *                                     1,795,000         22,718
 ................................................................................
                                                                          64,905
                                                                     ...........

Computer Services 9.1%

Acxiom *                                                1,200,000         30,038
 ................................................................................
Affiliated Computer Services (Class A) *                  850,000         32,725
 ................................................................................
BISYS Group *                                             750,000         30,773
 ................................................................................
First Data                                              1,000,000         33,313
 ................................................................................
Galileo International                                     740,000         33,346
 ................................................................................
SunGard Data Systems *                                    866,200         33,240
 ................................................................................
                                                                         193,435
                                                                     ...........

Environmental Services 2.7%

USA Waste Services *                                    1,150,000         56,781
 ................................................................................
                                                                          56,781
                                                                     ...........

Other Business Services 9.7%

AccuStaff *                                               256,900          8,028
 ................................................................................
ADVO *                                                    775,000         21,845
 ................................................................................
Catalina Marketing *                                      592,500         30,773
 ................................................................................
Interim Services *                                      1,200,000         38,550
 ................................................................................
Metamor Worldwide *                                     1,075,000         37,860
 ................................................................................
Paychex                                                   600,000         24,394
 ................................................................................
Viking Office Products *                                1,375,000         43,055
 ................................................................................
                                                                         204,505
                                                                     ...........

Energy Services 3.1%

Camco International                                       300,000         23,363
 ................................................................................
Schlumberger                                              200,000         13,663
 ................................................................................
Smith International *                                     350,000         12,184
 ................................................................................

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                             Shares/Par           Value
---------------------------------------------------------------------------------------
                                                                           In thousands
Western Atlas                                                   190,000    $     16,126
 .......................................................................................
                                                                                 65,336
                                                                           ............
Total Business Services                                                         690,108
                                                                           ............
Miscellaneous Common Stocks 0.9%                                                 18,701
                                                                           ............
Total Common Stocks (Cost $1,212,686)                                         2,021,400
                                                                           ............

Short-Term Investments 3.9%

Money Market Funds 3.9%
Reserve Investment Fund, 5.69% #                             81,884,149          81,884
 .......................................................................................
Total Short-Term Investments (Cost $81,884)                                      81,884
                                                                           ............
Total Investments in Securities
99.7% of Net Assets (Cost $1,294,570)                                      $  2,103,284
Other Assets Less Liabilities                                                     6,607
                                                                           ............
NET ASSETS                                                                 $  2,109,891
                                                                           ------------

Net Assets Consist of:
Accumulated net investment income - net of distributions                   $     (4,719)
Accumulated net realized gain/loss - net of distributions                       183,074
Net unrealized gain (loss)                                                      808,714

Paid-in-capital applicable to 40,719,131 shares of no par
value capital stock outstanding; unlimited number of shares
authorized                                                                    1,122,822
                                                                           ............

NET ASSETS                                                                 $  2,109,891
                                                                           ------------

NET ASSET VALUE PER SHARE                                                  $      51.82
                                                                           ------------

         #  Seven-day yield
         +  Affiliated company
         *  Non-income producing
         ++ Securities contain some restrictions as to public resaleutotal of such securities at period-end amounts to 0.62% of net assets.
       CAD  Canadian dollar



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                       6 Months
                                                          Ended
                                                        6/30/98
Investment Income
Income
  Dividend                                           $    2,790
  Interest                                                1,671
                                                     ..........
  Total income                                            4,461
                                                     ..........

Expenses
  Investment management                                   6,480
  Shareholder servicing                                   2,455
  Prospectus and shareholder reports                         91
  Custody and accounting                                     83
  Registration                                               51
  Legal and audit                                             7
  Directors                                                   6
  Miscellaneous                                               7
                                                     ..........
  Total expenses                                          9,180
                                                     ..........
Net investment income                                    (4,719)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  135,241
Change in net unrealized gain or loss on securities     172,965
                                                     ..........
Net realized and unrealized gain (loss)                 308,206
                                                     ..........

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                               $  303,487


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                         6 Months           Year
                                                            Ended          Ended
                                                          6/30/98       12/31/97
 Increase (Decrease) in Net Assets
 Operations
   Net investment income                              $    (4,719)   $    (5,243)
   Net Realized gain (loss)                               135,241        101,824
   Change in net unrealized gain or loss                  172,965        204,800
                                                      ...........................
   Increase (decrease) in net assets from operations      303,487        301,381
                                                      ...........................

 Distributions to shareholders
   Net realized gain                                            -        (83,203)
                                                      ...........................

Capital share transactions *
   Shares Sold                                            321,500        407,110
   Distributions reinvested                                     -         81,127
   Shares redeemed                                       (272,981)      (388,719)
                                                      ...........................

   Increase (decrease) in net assets from capital
   share transactions                                      48,519         99,518
                                                      ...........................

 Net Assets
 Increase (decrease) during period                        352,006        317,696
 Beginning of period                                    1,757,885      1,440,189
                                                      ...........................

 End of period                                        $ 2,109,891    $ 1,757,885
                                                      ---------------------------
* Share information
  Shares sold                                               6,605          9,833
  Distributions reinvested                                      -          1,898
  Shares redeemed                                          (5,662)        (9,494)
                                                      ...........................
  Increase (decrease) in shares outstanding                   943          2,237

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New America Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

     changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $491,721,000 and $439,924,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,294,570,000, and net unrealized gain aggregated $808,714,000, of which $844,028,000 related to appreciated investments and $35,314,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,105,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------



     At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,112,000 for the six months ended June 30, 1998, of which $393,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $1,671,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


      INVESTMENT SERVICES AND INFORMATION



               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking  Available on most fixed income funds ($500 minimum).

               Automatic Investing  From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


               DISCOUNT BROKERAGE*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc.
                Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------



STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
 Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
 Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
 Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
 Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................

International/Global

Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Formerly the closed-end New Age Media Fund. Converted to open-end status on
   7/28/97.
***Closed to new investors.
  +Formerly named Global Government Bond.
 ++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------


     DISCOUNT BROKERAGE
     A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:


     Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

              * Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

              **Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New America Growth Fund(R).


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.           F60-051  6/30/98